KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2024 to the Prospectus dated May 1, 2024 for the

Century II Survivorship Variable Universal Life Insurance Contract

ILLINOIS

For Contracts sold in the state of Illinois, we change the Prospectus as follows:

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Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

The Guaranteed Payment Period and Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Contract Date, provided that you meet the Guaranteed Monthly Premium requirement.  The Guaranteed Payment Period and Guaranteed Monthly Premium provisions are part of each Contract and we do not charge for these provisions.  Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select.  These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:

Guaranteed Payment Period --The five years following the Contract Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:

(1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or

(2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

Guaranteed Monthly Premiums--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period.  The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders.  A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period.  We show the initial Guaranteed Monthly Premium in the Contract.